Leases	12 Months Ended
May. 31, 2015
Leases

NOTE L — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2015:

May 31,
(In thousands)
2016	$51,182
2017	39,597
2018	29,649
2019	18,021
2020	12,689
Thereafter	58,199

Total Minimum Lease Commitments	$209,337

Total rental expense for all operating leases amounted to $53.8 million, $50.9 million and $46.5 million for the fiscal years ended May 31, 2015, 2014 and 2013, respectively.